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                                                                    Exhibit 4.12

                   AMENDMENT NO. 2 TO SHAREHOLDERS' AGREEMENT

          Amendment No. 2, dated as of June 20, 2002 (this "Amendment No. 2"), to the Shareholders' Agreement, dated as of May 22, 1997 (as amended, the "Shareholders' Agreement"), among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation, the "Company"), DLJ Merchant Banking Partners II, L.P. and certain of its "affiliates" (as such term is defined in Rule 12b-2 under the Securities Exchange of 1934, as amended (collectively, the "DLJMB Entities", Robert A. Uhlenhop ("Uhlenhop"), the Management Shareholders listed on Annex A thereto (individually, a "Management Shareholder", and collectively, the "Management Shareholders"), and ZS VH II, L.P. ("ZS"). Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Shareholders' Agreement, as amended.

                               W I T N E S S E T H

          WHEREAS, the Company, the DLJMB Entities, Uhlenhop, the Management Shareholders and ZS are parties to the Shareholders' Agreement; and

          WHEREAS, the parties desire to amend certain provisions of the Shareholders' Agreement so that the terms thereunder are made applicable to and consistent with the terms of the Employment Agreement, dated as of December 20, 2001, as amended from time to time, entered into between the Company, Von Hoffmann Corporation, a Delaware corporation and wholly owned subsidiary of the Company, and Uhlenhop; and

          WHEREAS, the parties have agreed to amend the Shareholders' Agreement and to enter into this Amendment No. 2 upon the terms and subject to the conditions contained herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

          SECTION 1. AMENDMENTS TO SHAREHOLDERS' AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 2 hereof, the Shareholders' Agreement is hereby amended as follows:

               1.1   AMENDMENT TO SECTION 1.1.

               (a) Section 1.1 of the Shareholders' Agreement is hereby amended by adding thereto the following new definitions in the appropriate alphabetical location:

               "Special Agreement" means that certain Special Stock Option Agreement, dated as of May 22, 1997 (as amended from time to time), between the Company and Uhlenhop.

               "Standard Agreement" means that certain Standard Stock Option Agreement, dated as of May 22, 1997 (as amended from time to time), between the Company and Uhlenhop.

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               (b)   The definitions of "Initial Ownership," "Shares" and
"Vested Options" are each hereby amended so that references therein to the Uhlenhop Employment Agreement shall instead be deemed to be references to (i) the Standard Stock Option Agreement, as applicable to the Management Option to purchase 800,000 Shares granted thereunder, and (ii) the Special Stock Option Agreement, as applicable to the Management Option to purchase 1,200,000 Shares granted thereunder.

               (c) The definition of "Uhlenhop Employment Agreement" is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "'Uhlenhop Employment Agreement' means the Amended and Restated Employment Agreement to be entered into on June 21, 2002 by and among Uhlenhop, the Company and Von Hoffmann Corporation (formerly named Von Hoffmann Press, Inc.), as amended from time to time."

               1.2 AMENDMENT OF ARTICLE 2. Article 2 is hereby amended by deleting such Article in its entirety and replacing it with the following:

               "     Article 2
               Corporate Governance

               [intentionally omitted]"

               1.3 AMENDMENT TO SECTION 3.4(a). Section 3.4(a) is hereby modified and amended so that the reference therein to Section 3.1(c) of the Uhlenhop Employment Agreement shall instead be deemed and interpreted in all respects to be a reference to Section 3 of the Standard Agreement (as and to the extent applicable to the Management Option to purchase 800,000 Shares granted thereunder) and Section 3 of the Special Agreement (as and to the extent to the Management Option to purchase 1,200,000 Shares granted thereunder), as applicable, in each case, for the purpose of determining the number of Vested Option Shares resulting upon a proposed Transfer of Shares pursuant to
Section 3.4(a) of the Shareholders' Agreement.

               1.4 AMENDMENT OF SECTION 4.1(a). Section 4.1(a) is hereby modified and amended so that the reference therein to the Uhlenhop Employment Agreement shall instead be deemed and interpreted in all respects to be a reference to Section 3 of the Standard Agreement (as and to the extent applicable to the Management Option to purchase 800,000 Shares granted thereunder) and Section 3 of the Special Agreement (as and to the extent to the Management Option to purchase 1,200,000 Shares granted thereunder), as applicable, in each case, for the purpose of determining the expiration or termination of Management Options relating to Option Shares upon the occurrence of a Termination Event pursuant to Section 4.1(a) of the Shareholders' Agreement.

               1.5 AMENDMENT OF SECTION 4.1(e). Section 4.1(e) is hereby modified and amended so that the reference therein to the Uhlenhop Employment Agreement shall instead be deemed and interpreted in all respects to be a reference to Section 3 of the Standard Agreement (as and to the extent to the Management Option to purchase 800,000 Shares granted

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thereunder) and Section 3 of the Special Agreement (as and to the extent applicable to the Management Option to purchase 1,200,000 Shares granted thereunder), as applicable, in each case, for the purpose of determining the termination, expiration, or cancellation of Management Options (including the Option Shares underlying such Management Options) that have not been exercised as of the occurrence of any Termination Event pursuant to Section 4.1(e) of the Shareholders' Agreement.

          SECTION 2. CONDITIONS TO EFFECTIVENESS; CONSENT. The amendments in
Section 1 of this Amendment No. 2 shall become effective as of 11:59 p.m. (New York City time) on the date hereof, upon (a) counterparts hereof shall have been executed by each of (i) the DLJMB Entities holding at least a majority of the Shares held by all DLJMB Entities, (ii) ZS and (iii) the Management Shareholders holding at least a majority of the Shares held by all Management Shareholders, and (b) this Amendment No. 2 shall have been approved by the Board in accordance with the terms of the Shareholders' Agreement. By executing its respective counterpart hereof, each of the parties hereto shall be deemed to have consented to the matters contemplated by this Second Amendment.

          SECTION 3. EFFECT ON THE SHAREHOLDERS' AGREEMENT. Except as amended hereby, the Shareholders' Agreement shall remain in full force and effect. Nothing in this Amendment No. 2 shall be deemed to (i) except as set forth herein, constitute a waiver of compliance by any of the parties of any term, provision or condition of the Shareholders' Agreement or any other instrument or agreement referred to therein or (ii) prejudice any right or remedy that any party to the Shareholders' Agreement may now have or may have in the future under or in connection with the Shareholders' Agreement.

          SECTION 4. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

          SECTION 5. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

          SECTION 6. HEADINGS. Section headings in this Amendment No. 2 are included herein for the convenience of reference only and shall not constitute part of this Amendment No. 2 for any other purpose.

          SECTION 7. REFERENCES. References herein to the "Shareholders' Agreement", "this Second Agreement", "hereunder", "hereof", or words of like import referring to the Shareholders' Agreement, shall mean and be a reference to the Shareholders' Agreement as amended hereby, unless otherwise indicated.

                         [Signatures on following page]

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          IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed and delivered as of the date set forth above.


                                    VON HOFFMANN HOLDINGS INC.
                                    (formerly named Von Hoffmann Corporation)


                                    By:   /s/ Peter Mitchell
                                          --------------------------------------
                                          Name: Peter Mitchell
                                          Title: Senior Vice President and
                                                 Chief Financial Officer


                                    DLJ MERCHANT BANKING PARTNERS II, L.P.

                                    By:   DLJ MERCHANT BANKING II, INC.,
                                          Managing General Partner


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


                                    DLJ DIVERSIFIED PARTNERS, L.P.

                                    By:   DLJ DIVERSIFIED PARTNERS, INC.


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


[Signature Page to Amendment No. 2, dated as of June 20, 2002, to Shareholders' Agreement, dated as of May 22, 1997, as amended, among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation) and its stockholders]

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                                    DLJ OFFSHORE PARTNERS II, C.V.

                                    By:   DLJ MERCHANT BANKING II, INC.,
                                          Managing General Partner


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal

                                    DLJ EAB PARTNERS, L.P.

                                    By:   DLJ LBO PLANS MANAGEMENT
                                          CORPORATION, General Partner


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal

                                    DLJMB FUNDING II, INC.

                                    By:   /s/ Michael Isikow
                                          --------------------------------------
                                          Name: Michael Isikow
                                          Title: Principal

                                    DLJ FIRST ESC L.P.

                                    By:   DLJ LBO PLANS MANAGEMENT
                                          CORPORATION, General Partner


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


[Signature Page to Amendment No. 2, dated as of June 20, 2002, to Shareholders' Agreement, dated as of May 22, 1997, as amended, among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation) and its stockholders]

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                                    UK INVESTMENT PLAN 1997 PARTNERS

                                    By:   UK INVESTMENT PLAN 1997 PARTNERS,
                                          INC., General Manager


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


                                    DLJ DIVERSIFIED PARTNERS-A, L.P.

                                    By:   DLJ DIVERSIFIED PARTNERS, INC.


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


                                    DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                                    By:   DLJ MERCHANT BANKING II, INC.,
                                          Managing General Partner


                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


[Signature Page to Amendment No. 2, dated as of June 20, 2002, to Shareholders' Agreement, dated as of May 22, 1997, as amended, among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation) and its stockholders]

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                                    DLJ MILLENNIUM PARTNERS, L.P.

                                    By:   DLJ MERCHANT BANKING II, INC.,
                                          Managing General Partner

                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal


                                    DLJ MILLENNIUM PARTNERS-A, L.P.

                                    By:   DLJ MERCHANT BANKING II, INC.,
                                          Managing General Partner

                                          By:  /s/ Michael Isikow
                                               ---------------------------------
                                               Name: Michael Isikow
                                               Title: Principal

                                    DONALDSON, LUFKIN & JENRETTE SECURITIES
                                    CORPORATION, as Nominee for Credit Suisse
                                    First Boston Private Equity, Inc.,
                                    DLJ First ESC, L.P., EMA 2001 Plan, L.P.,
                                    Docklands 2001 Plan, L.P., Paradeplatz 2001
                                    Plan, L.P., CSFB 2001 Investors, L.P.

                                    By:  /s/ Michael Isikow
                                         ---------------------------------------
                                         Name: Michael Isikow
                                         Title: Principal

                                    ZS VH II L.P.

                                    By:   ZS VH II, L.L.C., General Partner


                                          By:  /s/ Robert Horne
                                               ---------------------------------
                                               Name: Robert Horne
                                               Title: Manager


[Signature Page to Amendment No. 2, dated as of June 20, 2002, to Shareholders' Agreement, dated as of May 22, 1997, as amended, among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation) and its stockholders]

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                                    /s/ Robert A. Uhlenhop
                                    --------------------------------------------
                                    ROBERT A. UHLENHOP

                                    /s/ Craig A. Nelson
                                    --------------------------------------------
                                    CRAIG A. NELSON


                                    --------------------------------------------
                                    HAROLD W. LEPAGE

                                    /s/ Cindy A. Batchelor
                                    --------------------------------------------
                                    CINDY A. BATCHELOR

                                    /s/ Leo G. Ringwald
                                    --------------------------------------------
                                    LEO G. RINGWALD

                                    /s/ Peter Mitchell
                                    --------------------------------------------
                                    PETER MITCHELL


                                    Robert A. Uhlenhop
                                    1998 Irrevocable Trust, dated
                                    January 27, 1998


                                    By: /s/ Marsha A. Uhlenhop
                                       -----------------------------------------
                                    Marsha A. Uhlenhop
                                    Trustee


                                    By: /s/ James D. Eckhoff
                                       -----------------------------------------
                                    James D. Eckhoff
                                    Trustee


[Signature Page to Amendment No. 2, dated as of June 20, 2002, to Shareholders' Agreement, dated as of May 22, 1997, as amended, among Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation) and its stockholders]

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